================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2006

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 000-31635                              95-4333817
           (Commission File No.)             (IRS Employer Identification No.)

              776 Palomar Avenue
             Sunnyvale, California                       94085
    (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 28, 2006, Carol Sharer resigned from the board of directors of Endwave Corporation ("Endwave"). To the knowledge of the executive officers of Endwave, such resignation was not due to any disagreement with Endwave.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ENDWAVE CORPORATION


Dated: March 3, 2006                         By:    /s/ Julianne M. Biagini
                                                    ----------------------------
                                                    Julianne M. Biagini
                                             Title: Executive Vice President and
                                                    Chief Financial Officer